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                                                                    Exhibit 10.3

                                SEVENTH AMENDMENT
                               TO CREDIT AGREEMENT

            This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 2, 2003 and entered into by and among ARRIS INTERNATIONAL, INC., a Delaware corporation (the "COMPANY"), ARRIS INTERACTIVE L.L.C., a Delaware limited liability company ("ARRIS"), EACH OF COMPANY'S SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HEREOF (Company, Arris and each such subsidiary are individually referred to herein as a "BORROWER" and, collectively, on a joint and several basis, as the "BORROWERS"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS") and THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent, collateral agent and syndication agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of August 3, 2001, as amended by that certain First Amendment to Credit Agreement dated as of January 8, 2002, as supplemented by that certain Acknowledgement dated as of March 21, 2002, as further amended by that certain Second Amendment to Credit Agreement dated as of April 17, 2002, as further amended by that certain Third Amendment to Credit Agreement dated as of April 24, 2002, as further amended by that certain Fourth Amendment to Credit Agreement dated as of May 31, 2002, as further supplemented by that certain Fifth Amendment dated as of September 30, 2002, as further supplemented by that certain Consent dated as of September 30, 2002, and as further amended by that certain Sixth Amendment to Credit Agreement dated as of November 21, 2002 (as so amended, restated, supplemented or otherwise modified as of the date hereof, the "CREDIT AGREEMENT"), by and among the Borrowers, the financial institutions listed on the signature pages thereof, Credit Suisse First Boston and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Borrowers and Lenders desire to amend the Credit Agreement to amend the minimum consolidated net worth covenant contained in subsection 7.6C of the Credit Agreement.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

      1.1 AMENDMENTS TO SECTION 7: BORROWERS' NEGATIVE COVENANTS

            Subsection 7.6 of the Credit Agreement is hereby amended by deleting subsection C and substituting the following therefore:



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      "C. MINIMUM CONSOLIDATED NET WORTH. Prior to the date that is December 31,
2002, Holdings and Borrowers shall not permit Consolidated Net Worth at any time to be less than the sum of (i) $368.9 million plus (ii) (a) the sum of Consolidated Net Income for each Fiscal Quarter ending after the Closing Date and ending on or before such date of determination in which Consolidated Net Income was positive multiplied by (b) 75%; provided that for purposes of calculating Consolidated Net Income for the Fiscal Quarter ending on September 30, 2001, such Fiscal Quarter shall be deemed to commence on the first day after the Closing Date and end on September 30, 2001."

SECTION 2. BORROWERS' REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

      A. CORPORATE POWER AND AUTHORITY. Each Borrower has all requisite corporate power and authority to enter into this Amendment, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

      B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of the Borrowers.

      C. NO CONFLICT. The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not
(i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws or Certificate of Formation or Operating Agreement, as applicable, of any Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries.

      D. GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower of this Amendment and the performance by the Borrowers of the Amended Agreement and the transactions contemplated by this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, other than filings required by the Securities Act and the regulations relating thereto.

      E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Borrower and are the legally valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except

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as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

      F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

      G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 3. ACKNOWLEDGEMENT AND CONSENT

      A. Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

            Holdings and each Subsidiary Guarantor acknowledges and agrees that such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Credit Agreement.

SECTION 4. MISCELLANEOUS

            A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the date hereof, each reference in the Credit
            Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the
            Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this
            Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as

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                  a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND
            OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each of the Borrowers, each of the Subsidiary Guarantors, Holdings and Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery.

                  [Remainder of page intentionally left blank]



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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS:                           ARRIS GROUP, INC.


                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Vice President, Chief Financial
                                                Officer & Secretary


COMPANY:                            ARRIS INTERNATIONAL, INC.


                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Executive Vice President, Chief
                                                Financial Officer & Secretary


ARRIS:                              ARRIS INTERACTIVE L.L.C.


                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Executive Vice President


SUBSIDIARIES OF COMPANY:            ANTEC ASSET MANAGEMENT COMPANY


                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: President


                                    ANTEC LICENSING COMPANY

                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: President




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                                    TEXSCAN CORPORATION

                                     By:  /s/ Lawrence A. Margolis
                                          ----------------------------
                                          Name:  Lawrence A. Margolis
                                          Title: Chairman of the Board


                                    ELECTRONIC CONNECTOR
                                    CORPORATION OF ILLINOIS

                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Vice President


                                    POWER GUARD, INC.

                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Vice President


                                    ELECTRONIC SYSTEM PRODUCTS INC.


                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Vice President


                                    KEPTEL, INC.

                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Vice President






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SUBSIDIARY GUARANTORS,
for purposes of Section 3 only,     TEXSCAN DE MEXICO, S.A. DE C.V.


                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Chairman


                                    KEPTEL DE MEXICO S.A. DE C.V.


                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Chairman


                                    ANTEC INTERNATIONAL CORPORATION

                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Director







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LENDERS:                            THE CIT GROUP/BUSINESS CREDIT, INC.,
                                    individually and as Administrative Agent and Collateral Agent


                                    By:  /s/ John F. Bohan
                                         -----------------------------
                                         Name:  John F. Bohan
                                         Title: Vice President




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                                    BANK ONE, N.A., as successor in interest of
                                    American National Bank and Trust Company of
                                    Chicago

                                    By:  /s/ Diane M. Zurick
                                         -------------------------------
                                         Name:  Diane M. Zurick
                                         Title: Assistant Vice President



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                                    COMERICA BANK

                                    By:
                                         -----------------------------
                                         Name:
                                         Title:



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                                    CONGRESS FINANCIAL CORPORATION
                                    (SOUTHERN)


                                    By:  /s/ Gary S. Silvers
                                         -----------------------------
                                         Name:  Gary S. Silvers
                                         Title: Vice President





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                                    FLEET CAPITAL CORPORATION

                                    By:  /s/ Douglas Strange
                                         -----------------------------
                                         Name:  Douglas Strange
                                         Title: Vice President



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                                    GMAC COMMERCIAL CREDIT LLC

                                    By:
                                         -----------------------------
                                         Name:
                                         Title:

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